UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 27, 2009

AMCORE FINANCIAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

0-13393	36-3183870
(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Street, Rockford, Illinois	61104
(Address of Principal Executive Offices)	(Zip Code)

(815) 968-2241
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition

AMCORE Financial, Inc. (the "Company") is furnishing herewith, in the earnings press release dated April 27, 2009 attached hereto as Exhibit 99.1 (the "Press Release"), certain financial information for the period ended March 31, 2009, which is incorporated by reference to Item 2.02 of this Current Report on Form 8-K.

ITEM 2.05 Costs Associated with Exit or Disposal Activities

On April 27, 2009, the Company announced several strategic cost reduction measures that better align the Company's operations and cost structure to the realities of today's marketplace.  These actions include a reduction of five percent in executive pay and a nine percent reduction of its work force, resulting in an estimated $20 million in annualized cost savings.  The reduction in workforce includes the elimination of 116 positions, including that of Donald H. Wilson, President and Chief Operating Officer, and Richard E. Stiles, Executive Vice President, Commercial Banking Group.  Estimated charges due to the restructuring are expected to be $2.0 million in the second quarter 2009.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 27, 2009, the Company announced that Donald H. Wilson, President and Chief Operating Officer, and Richard E. Stiles, Executive Vice President Commercial Banking Group, will depart the Company in connection with the restructuring described in the Press Release.

ITEM 7.01.  Regulation FD

In connection with the Press Release, the Company is posting to its website, www.AMCORE.com, certain loan and investment portfolio information primarily relating to the Company's commercial real estate portfolio and investment portfolio information for the period ended March 31, 2009, which is incorporated by reference into Item 7.01 of this Current Report on Form 8-K.

ITEM 8.01 Other Events

In the Press Release, the Company also announced a corporate restructuring. The Company hereby incorporates such information by reference into Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 27, 2009.

99.2	AMCORE Loan and Investment Portfolio information as of March 31, 2009.

The portion of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K is being filed pursuant to Item 8.01.  In accordance with General Instruction B.2. to Form 8-K, the remaining portion of the press release is being furnished and shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 28, 2009                                                  AMCORE Financial, Inc.
(Registrant)

/s/ Judith Carré Sutfin
Judith Carré Sutfin
Executive Vice President and Chief Financial Officer,
(Duly authorized officer of the registrant
and principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 27, 2009.

99.2	AMCORE Loan and Investment Portfolio information as of March 31, 2009.